COLUMBIA FUNDS VARIABLE INSURANCE TRUST I

Columbia Marsico International Opportunities Fund, Variable Series

(the “Fund”)

Supplement dated November 13, 2007

to the Prospectuses dated May 1, 2007

At its recent meeting, the Board of Trustees of Columbia Funds Variable Insurance Trust I approved the removal of the policy that the Fund will generally hold a core position of between 35 and 50 common stocks. As a result, the below paragraph replaces the first paragraph within the section “Principal investment strategies”:

The Fund normally invests at least 65% of its assets in common stocks of foreign companies. While the Fund may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Fund normally invests in issuers from at least three different countries not including the United States. The Fund may invest in common stocks of companies operating in emerging markets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

November 13, 2007